SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2000

                         COMMISSION FILE NUMBER: 0-17594

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Delaware                                       USA Biomass Corporation                                      33-0329559
(State or other jurisidiction of      (Exact name of registrant as specified in   (I.R.S. Employer Identification No.)
incorporation or organization)                      its charter)
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7314 Scout Avenue, Bell Gardens, California                              90201
(Address of principal executive offices)                              (Zip Code)

                                 (562) 928-9900
              (Registrant's telephone number, including area code)


      AMCOR Capital Corporation, 52300 Enterprise Way, Coachella, CA 92236
         (Former name or former address, if changed since last report)





                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 5
                      Index to Exhibits specified on Page 5



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ITEM 5. Other Events


At approximately 10:00 am on October 6, 2000, at Newport Beach, California we convened our annual meeting of shareholders. Mr. Wright and Mr. Leason requested an inspector of the election of our directors. As a result, that meeting was adjourned without the transaction of the contemplated business. As soon as practicable, we will determine a later date for that meeting, and we intend to have an inspector of that election at that meeting.


ITEM 6.  Resignation of Director


During the course of representing us, our corporate lawyers discovered certain facts which make us believe that Robert A. Wright and H. Glen Leason, two of our directors, may have participated in certain actions which are a breach of their fiduciary duties to us. As a result, certain differences of opinion resulted between us and Mr. Wright and Mr. Leason. In an effort to resolve those differences without filing a lawsuit, we had conversations with Mr. Wright and Mr. Leason regarding the various issues.

We believe that we had those differences resolved, and as part of the resolution, Mr. Wright agreed to resign as a member of our board of directors. In fact, we were informed by who we believed was Mr. Wright's attorney that Mr. Wright had resigned as our director. As a result, on or about August 23, 2000, we filed with the Securities and Exchange Commission a Form 8-K indicating that Mr. Wright had resigned.

We have recently been informed by Mr. Wright that he did not resign. Therefore, we are filing this report to indicate that Mr. Wright is still, in fact, a director.

The differences which exist between us and Mr. Wright and Mr. Leason continue to be unresolved. As a result, we have filed a complaint in Riverside County Superior Court which make certain allegations against Mr. Wright regarding his therein alleged breach of fiduciary duty to us. A copy of that complaint is attached to this report as Exhibit 99.

Additionally, we have concluded that it is in our best interest that we also include Mr. Leason as defendant in the lawsuit involving Mr. Wright. As a result, Mr. Leason will be named as defendant in that lawsuit.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           USA BIOMASS CORPORATION


DATED:  October 6, 2000            By: /s/ Fred H. Behrens
                                       -----------------------------------------
                                   Fred H. Behrens,  Chief Executive Officer and
                                   Chairman of the Board of Directors


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INDEX TO EXHIBITS

(1)      UNDERWRITING AGREEMENT
         Not Applicable.

(2)      PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR
         SUCCESSION
         Not Applicable.

(4)      INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
(5)      INDENTURES
         Not Applicable.

(16)     LETTER RE: CHANGE IN CERTIFYING ACCOUNTANT
         Not Applicable.

(17)     LETTER RE: DIRECTOR RESIGNATION
         Not applicable

(20)     OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS
         Not Applicable.

(23)     CONSENTS OF EXPERTS AND COUNSEL
         Not Applicable.

(24)     POWER OF ATTORNEY
         Not Applicable.

(27)     FINANCIAL DATA SCHEDULE
         Not Applicable.

(99)     ADDITIONAL EXHIBITS
         Complaint against Robert A. Wright and H. Glen Leason

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